DAY Thursday, May 24, 2018 INVESTOR Exhibit 99

Introduction Christina Kmetko Investor Relations

Solutions that DRIVE Productivity
Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties.
Any and all
statements regarding Hyster-Yale’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as
“anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.
Such statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Hyster-Yale’s management. The Company does not undertake a duty to update such forward-looking statements.
This presentation may also contain financial measures that do not conform with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP.
Past performance may not be representative of future results.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Solutions that DRIVE Productivity
Today’s Presenters
8:30 –
8:35 am
Christina Kmetko
Investor Relations
8:35 –
8:55 am
Alfred Rankin, Jr.
Chairman, President and Chief Executive Officer,
Hyster-Yale Materials Handling
8:55 –
9:20 am
Colin Wilson
President and Chief Executive
Officer, Hyster-Yale Group
9:20 –
9:50 am
Rajiv Prasad
Chief Product and Operations
Officer
9:50 –
10:15 am
Tony Salgado
Senior Vice
President, JAPIC
10:15 –
10:45 am
Break
& Questions
10:45 –
11:05 am
Roberto Scotti
President and Chief Executive Officer of Bolzoni
11:05
–
11:35 am
Jon Taylor
President and Chief Executive Officer
of Nuvera
Fuel Cells
11:35
–
12:00 pm
Ken Schilling
Senior Vice President and Chief Financial Officer
12:00 –
12:10 pm
Alfred Rankin, Jr.
Chairman, President and Chief Executive Officer,
Hyster-Yale Materials Handling
12:10 –
12:30 pm
Questions

Solutions that DRIVE Productivity ir@hyster-yale.com Subject: Investor Day Question 5 E-mail for Questions Submitted by Webcast Audience

Hyster-Yale Overview Alfred Rankin, Jr. Chairman, President and CEO Hyster-Yale Materials Handling Chairman Hyster-Yale Group

Solutions that DRIVE Productivity Our Core Lift Truck Business Our Businesses 7 Our Attachment Business Our Fuel Cell Business

Solutions that DRIVE Productivity
Hyster-Yale at a Glance

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.
Key Metrics
In
millions (except employee data)
LTM
3/31/18
Lift Truck
Nuvera
Bolzoni
Revenue
$2,794.9
$1.4
$186.8
Net Income (loss)
$70.2
$(28.3)
$4.3
EBITDA
(1)
$168.5
$(35.2)
$18.0
ROTCE
(1)
(Net debt basis)
20.8%
n/m
3.1%
Net Debt at end of period
$23.8
n/m
$31.5
Approximate # of Employees (globally)
5,800
200
900
LTM 3/31/18 Sales by Segment
Separate lift truck, attachment and fuel cell segments
Americas
63.0%
EMEA
25.4%
JAPIC
6.0%
Bolzoni
5.5%
Nuvera
0.1%

Solutions that DRIVE Productivity
ICE Units
48%
Electric Units
29%
Bolzoni
5%
Aftermarket
13%
Overview and Sources of Revenue

2017 Worldwide Sales by Product
_____________________
(1)
Represents Hyster-Yale North American Lift Truck unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.6% of total sales.
A leading global lift truck manufacturer in terms of units sold
2017 Retail Lift Truck
Shipments by End Market
(1)
#4
Globally in 2017
Large installed lift truck
base that drives parts
sales
Over 830,000
units worldwide at
12/31/17
HY sales of ~ 95,000 lift truck
units in LTM 3/31/18
~89,000 units sold -
produced in HY plants
~ 6,000 units sold –
produced
by JV or other
third parties
Additional >
6,800 lift
truck units sold
in
Japan in 2017
Direct sales by JV partner
(2)
National
Accounts
17%
Independent
Dealers
83%
2017 Lift Truck
Distribution Channel Mix
Food and
Beverage
23%
Short-term
Rental 12%
Logistics
14%
Manufacturing
13%
Consumer and
Business Trades
13%
Durable Goods
11%
Natural Resources
& Materials
14%
Service, Rental
& Other
5%

Solutions that DRIVE Productivity
A Positive Profitability Trend

$57.5
$72.4
$106.9
2.1%
2.9%
3.8%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2016
LTM Q1 2018
($ in millions)
7% OPERATING PROFIT MARGIN TARGET
4.1%
Gap
3.2%
Gap
Prior Cycle
Market Peak

Hyster-Yale’s Global Footprint

Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture; European
Warehouse Development Center
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarters;
Parts Distribution
Pune, India
Engineering, Supply Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Centre
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
European Offices; Research &
Development; Testing Facilities
Billerica, Massachusetts
Fuel Cell
Business Headquarters;
Research and
Development;
Manufacturing and Sales
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons/Sydney, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Attachment Manufacture
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
LEGEND:
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Neu-Isenburg, Germany
Commercial Offices
Weeze, Germany
Experience & Test Center
Solutions that DRIVE Productivity

Our Agenda and Presenters Today

Alfred Rankin, Jr.
Hyster-Yale Overview
Colin Wilson
Market, Trends and Strategy.  Strategy 1 –
Leader in Independent Distribution. Strategy 2 –
Leader in Delivery of
Industry –
and Customer –
Focused Solutions
Rajiv Prasad
Strategy 3 –
Low Cost of Ownership and Enhanced Productivity for Customers
Tony Salgado
Strategy 4 –
Grow in Emerging Markets
Roberto Scotti
Strategy 5 –
Leader in the Attachment Business
Jon Taylor
Strategy
6 –
Leader in the Fuel Cell Business
Ken Schilling
Financial Overview
Alfred Rankin, Jr.
Prospects for Volume
Growth and Concluding
Remarks
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity Long-Term Focused, not Short-Term Oriented 13 Investing for the Future

Solutions that DRIVE Productivity
Key Perspectives to Emphasize

Global markets
expected to be strong
for next several years
Investments
to
expand HY’s product
and solutions portfolio
and geographic
breadth and depth
Core lift truck
programs
aim to
trigger organic growth
through intensified
industry focus
Nuvera remains a
venture business with
developed technology;
break even by late
2019

Solutions that DRIVE Productivity
Our Long-Term Philosophy

Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder
value

Solutions that DRIVE Productivity Operating profit With adequate volume growth, the Lift Truck business can achieve We are Committed to Our Lift Truck Financial Targets 16 While maintaining a ROTCE

Solutions that DRIVE Productivity
The Economy of Scale Logic of Hyster-Yale’s Economic Engine….

Geographic
and Product
Balance
Worldwide Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Design
Component
Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
…is key to driving from current level to 7% operating profit target

Solutions that DRIVE Productivity

Leader
in
delivery
of
industry
and
customer
focused solutions
Low
cost
of
ownership
and
enhanced
productivity for customers
Leader
in
independent
distribution
Grow in emerging markets
Leader
in
fuel
cells
and
their
applications
Leader
in
the
attachments
business
Core
Strategies
for
Achieving
Targets
are
in
Place

Solutions that DRIVE Productivity
Corporate Themes Underlying Our Strategies are…

Innovation
Quality Culture
Pricing and Cost Leadership
Services Excellence
Develop People Capabilities for the Future

Solutions that DRIVE Productivity
by selling and
producing
115,000
HY-factory
trucks
by selling and
producing
115,000
HY-factory
trucks
In Summary, Over the Next Few Years….

Get to
approximately
$3.9 billion
HY Lift Truck
segment
revenue
irrespective of
industry size and
maintain ROTCE
>20%
Get to
approximately
$3.9 billion
HY Lift Truck
segment
revenue
irrespective of
industry size and
maintain ROTCE
>20%
to
Fill existing
assembly
line
capacity
through
Significant
share
growth
Which leverages
Technology
accelerators and
business
acquisitions
Get
Bolzoni
operating profit
margins to 7%
Move
Nuvera to
break-
even by late 2019 then
on toward profitability

Market, Trends & Strategy Colin Wilson President and Chief Executive Officer Hyster-Yale Group

Solutions that DRIVE Productivity
Global industry remains strong
Significant shifts in customer base
Our strategies address changing landscape
Secular shift in product mix
Rise of enabling technologies
Strong growth in emerging markets
Key HY and Market Perspectives

Solutions that DRIVE Productivity
Long-term CAGR (2004 –
2017) = 5.4%
_____________________
Source: ITA. Represents order intake.
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
35%
Class 4 ICE
2%
Class 5 ICE
36%
Europe 32%
Americas 23%
China 28%
Japan 6%
Asia-Pacific 7%
Middle East &
Africa 4%
Global Industry Remains Strong
872
547
794
975
944
1,010
1,094
1,100
1,182
1,395
1,437
0
300
600
900
1,200
1,500
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM
2018
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 5.4% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
North America Retail Lift Truck at Peak Trend
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 3/31/18
Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,437k Units
Class 4
ICE
4%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Units
Class 5
ICE
55%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
10%
Estimated Industry Revenue Mix
_____________________
Source:
WITS.
LTM
3/31/18
Orders
Reports.
Global Lift Truck Industry Breakdown (Units)
Trend                      Upper Limit                            Lower Limit                              NA

-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000

Solutions that DRIVE Productivity
Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

Solutions that DRIVE Productivity Significant Shift in Customer Base 25 Products Shift Applications Shift Geographic Shift Industries Shift

Solutions that DRIVE Productivity
Growth Rates by Region
Cumulative Annual Growth Rates by Region
Past 3 years (Units)
Past 10 years (Units)
USA and Canada
3
Yr:  6.7%
10 Yr: 3.4%
Latin America
3
Yr:  0.5%
10 Yr: 1.3%
East Europe
3
Yr:  10.0%
10 Yr: 0.4%
West Europe
3
Yr:  11.3%
10 Yr: 1.5%
China
3
Yr:  11.8%
10 Yr: 12.4%
Asia (excl. China)
3
Yr:  6.4%
10 Yr: 7.1%
Africa/
Middle East
3
Yr:  -1.4%
10 Yr: 1.6%
Pacific
3
Yr:  7.3%
10 Yr: -0.5%
Japan
3
Yr:  2.0%
10 Yr: -0.3%

Solutions that DRIVE Productivity
Secular Shift in Product Mix
Today
2017
_____________________
Source: WITS. Orders Reports.
ICE = Internal Combustion Engine
Utility = HYG Estimates
DRIVERS:
•
Customer shift
•
Growth of warehousing and logistics
•
Environmental, health and safety
•
Evolving technologies
•
Growth in emerging markets
Class 1
Electric
17%
C1/2
Utility
1%
Class 2
Electric
10%
Class 3
Electric
27%
C3 Utility
0%
Class 4 ICE
3%
Class 5
ICE
32%
C5 Utility
10%
Previous Peak
2007
Class 1
Electric
14%
C1/2
Utility
3%
Class 2
Electric
10%
Class 3
Electric
29%
C3 Utility
5%
Class 4 ICE
3%
Class 5
ICE
18%
C5 Utility
18%

Solutions that DRIVE Productivity
Trends –
Product & Solutions

Workforce availability
Faster response
Lower costs
Environment
Automation robotics
Wireless communications
Modular platforms
Alternative energy
Big Data analytics
Electrification

Solutions that DRIVE Productivity
Our Strategies Address Changing Landscape and Will Drive Our Economic Engine
Basic Business Areas
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital requirements
Leader in
Independent
Distribution
Grow in
Emerging
Markets
Leader in Delivery of Industry-
&
Customer-Focused Solutions
Leader in Fuel Cells &
Their Applications
Low Cost of Ownership
& Enhanced Productivity
for Customers
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives are designed to drive the economic engine by increasing market share...
Leader in the
Attachments
Business
A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Solutions that DRIVE Productivity
Leader in Independent Distribution

Enhancing performance
Dealer Excellence programs
Dealer incentives
Term-based contracts
1,000+
global dealer
locations
2,000+
application
consultants
11,000+
service
technicians
Independent
Exclusive
Entrepreneurial
Profitable
Committed partner
Dual-line or single
Strengthening the
distribution footprint
Sales and Service territories (SSTs)
Competitor conversions
In-territory acquisitions

Solutions that DRIVE Productivity

Only Major Manufacturer Committed to Exclusive and Independent Distribution
Strong value proposition
attracts successful,
entrepreneurial dealers with
long term outlook
Limits HY capital requirements,
lowers cost structure and
drives high ROTCE
Key dealer criteria: To be
customer obsessed with
intimate local knowledge
HY teams incentivized on
retail sales performance, so
aligned with dealer interests
High ROTCE achieved despite
lower operating profit % than
peer group
High dealer ROI encourages
increased investment,
propelling HY economic
engine
Dealer supported with:
Great products
High quality marketing
Direct sales or sales support for
large accounts
Dealer Excellence programs
Financial services
Systems support
A True Partnership
Independent
Dealer

Solutions that DRIVE Productivity 32 Leadership in Delivering Industry and Customer Focused Solutions

Solutions that DRIVE Productivity
Forklifts
Internal
Combustion
Engine
Lithium-Ion
Reach
Stackers
Big Trucks
Very Narrow Aisle Trucks
Products for All Needs…

Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion
Engine
(cushion tire)
Internal Combustion Engine
(pneumatic tire)
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Order Pickers
Reach Trucks
Empty / Laden
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Warehouse Equipment
Over 290 different truck models available
Electric
CB
Electric
CB
Container
Handlers
Internal
Combustion Engine
Counterbalance

Solutions that DRIVE Productivity
Full Range of Power Options…
Electric Counterbalanced Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
Internal Combustion Engine (cushion tire)
Internal Combustion Engine (pneumatic tire)
CLASS 1, CLASS 2 & CLASS 3
Lead-Acid
Battery
Fuel Cell
Engine
LPG & Bi-fuel
Diesel Tier 3
/ Stage III
LPG & CNG
Diesel Tier 4
/ Stage IV
Lithium-
Ion Battery

CLASS 4 & CLASS 5

Solutions that DRIVE Productivity …with a Broad Range of Attachments… 35 Clamps Multipallets Rotators Sideshifters Fork Positioners Push Pulls Lifting Tables Forks

Solutions that DRIVE Productivity
Solutions for all industries

LOGISTICS
FOOD &
BEVERAGE
MANUFACTURING
NATURAL
RESOURCES
& MATERIALS
DURABLE
GOODS
SHORT-
TERM
RENTALS
CONSUMER
&
BUSINESS
TRADES
Warehouse                    Counterbalanced
Source: 2017 ITA Market Size and Mix by Vertical and Segment

Solutions that DRIVE Productivity
Realigned, Industry-Focused Sales and Marketing
•
Market opportunity defined
by industry
•
Dedicated team focus to
drive results
•
Key industry drivers defined
•
Competitive requirements defined
•
Individual customer
requirements identified
•
Translated into value-added
solutions
•
Industry-based teams
•
Experts in industry
verticals

Solutions that DRIVE Productivity
Sales Deployment

Top
Buyers
~
200 Accounts
Top
Buyers
~
200 Accounts
Industry Leaders
~1600 Accounts
Industry Leaders
~1600 Accounts
25% of
Market
35% of
Market
Rest of the Market
High
Value
National Accounts Team
40% of
Market
Dealer Sales Team
Market Share
HYG Sales Approach
Dealer Sales Team

Solutions that DRIVE Productivity
Hyster-Yale National Accounts Program
~200
designated accounts with
annual purchases of ~60,000
units and high market share
Over 2,400
Customer and
Dealer Visits per year
30 account managers,
5
segment focused directors,
deployed throughout the U.S.
Committed to customer-
obsessed industry-specific,
strategic partnerships

Solutions that DRIVE Productivity

Dealer Support Team
Dealers also
manage ~ 300
“Industry
Leader”
Accounts
Dealer
Area
Business
Manager
Field Based
Specialized
Sales
Support
Inside
Sales
Support
Financial
Services
Manager
Regional
Aftermarket
Manager
Field Service
Engineer

Solutions that DRIVE Productivity
Sales Deployment

Top
Buyers
~
200 Accounts
Top
Buyers
~
200 Accounts
Industry Leaders
~1600 Accounts
Industry Leaders
~1600 Accounts
25% of
Market
35% of
Market
Rest of the Market
High
Value
National Accounts Team
40% of
Market
New Industry Sales Team
Dealer Sales Team
Market Share
HYG Sales Approach

Solutions that DRIVE Productivity
New Industry Sales Team
Enhance the knowledge and
skills of dealer sales personnel
20 account managers,
4
segment focused directors,
deployed throughout the U.S.
Committed to working with
dealers to identify and serve
needs of large “Industry Leader”
accounts

Develop and execute “Account
Development Plans”.
Create “why change, why now,
why us” messaging

Solutions that DRIVE Productivity Industry Accounts Breakdown 43 Goal is to improve position with all target “Industry Leader” accounts

Delivering Low Cost of Ownership & Enhanced Productivity for Customers Rajiv Prasad Chief Product and Operations Officer Hyster-Yale Group

Solutions that DRIVE Productivity
Low Cost of Ownership Drivers

Factors Impacting Low Cost of Ownership
Factors Impacting Low Cost of Ownership
*Typical truck cost/hour for 5,000lb North American applications
Productivity
Ergonomics/
fatigue
Auto
functions
Automated
trucks
Operator
Energy
usage
Alternative
powertrains
ICE to ER
Mode
control
Fuel
Cost/hour
Fleet
Management
Extended
Warranty
Telematics
Service
& Repair
Fleet
optimization
Price
management
Cost control
Residuals
Lease
Operator
69%
Fuel
11%
Service
& Repair
11%
Lease
9%
Typical Truck Cost/Hour
*

The Right Product Solution Drives Lowest Cost of Ownership 46 Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
HY Product / Solutions Value Proposition

Customer
Value
Productivity
Customer Needs
Lowest Cost of
Ownership
Capital & Labor Input vs
Work Output
Cost of Equipment, Labor,
Energy, Maintenance, etc.

Solutions that DRIVE Productivity Hyster-Yale New Products 48 New Euro Stacker Range New RS45 Reachstacker New End Rider

Solutions that DRIVE Productivity
Test conducted by USAC Properties, Inc
Segmentation -
Right Truck at the Right Price Drives Growth

Since the launch of the XT/MX,
-10%
0%
10%
20%
30%
40%
2015
2016
2017
Hyster
and Yale Class V Truck Bookings
have outpaced the Market
ITA
HYG

Solutions that DRIVE Productivity
Automation Technologies and Trends

Dual Mode
Flexibility
Automated &
Operator
Driven
Technologies
Sensors
Electronics
and Software
Model
Based
Automation Controllers
Traffic
Manager
Communications
WiFi
Ethernet
Cellular
V2V
Hyster
Movematic
Pallet Carrier
Automated,
Mid 1980s
LIDAR
RADAR
Camera
Ultrasonic

HY Automation with Dual Mode Operation

Balyo Collaboration
•
Strategic Ownership Interest
•
Seat on the Board
Automated Reach Truck
•
Collaboration with partner
•
Consumer product customer
Internally Developed
Automation (IDA)
•
Sixteen engineers
•
Dedicated center
•
Modular approach
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Integrated Lithium-ion Truck
ICE like Performance
Lithium-ion Solutions

Battery Box Replacement
Trucks Lithium-ion Ready
•
High voltage powertrain
•
Excellent productivity
•
6-9T capacity
•
Fast charge
•
Food and beverage
•
Paper industry
•
Automotive
•
Cold storage

Solutions that DRIVE Productivity
Fuel Cell Solution

N. America
electric trucks sold
per year
175,000+
25-50%
Estimated up to
can benefit from fuel
cell solutions
Global
850,000+
electric trucks sold
per year
6,087
8,255
9,053
11,715
16,518
21,700
-
5,000
10,000
15,000
20,000
25,000
2012
2013
2014
2015
2016
2017
DOE reported North America
(1)
Population of Fuel Cell Powered Lift Trucks
in North America
Growth Opportunities
Trend in population of fuel cell powered lift
trucks in North America expected to continue
(1)
Source: DOE Hydrogen and Fuel Cells Program Record. Record #17003. May 25, 2017
(2)
2016 is the most recent DOE data available at time of publication. 2017 totals are company estimate.
(2)
Leads to Lower Cost of
Ownership
Constant power and refuel
as quick as 3 minutes
No batteries or battery
charging rooms
Environmentally clean
Benefits

Solutions that DRIVE Productivity
Hydrogen Fuel Cells: An Increasingly Accepted Source of Motive Power

Outcome:
Growing
customer base
9
sites live
operating > 130 units
Backlog of
over 300 units
Strong sales funnel
Opportunities of
over 800 units
Launch to dealer and
internal sales channel
Strong market demand
Recent implementation
success
Continuous Product
Development
Drive market participation
Industry
Units
Aerospace
20
Consumer Goods
50
Electronics
100
Big Box Retailer
243
Food Distribution
30
Automotive
225
Current Sales Activity

Solutions that DRIVE Productivity
Integrated Fuel Cell to Enable Big Truck Electrification

Electric drives for
traction and hydraulics
Fuel cell
Battery pack
HV cable harness
NCEA Controls
architecture
Hydrogen storage
Cooling system

Low
Cost
of
Ownership
Solutions
and
Successes
–
Big
Trucks

Customer –
Port Operation:
•
High productivity
•
Operating cost
•
KPIs at different sites
•
Hyster -
Best solution
•
2 Year/4,000 hrs. power train
warranty
•
Cost of Operation (TCO) KPIs
•
Online TCO Calculator
•
Telemetry Standard
Big Truck Actions:
TCO KPIs
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Telemetry Customer Benefits

•
$9K/month on impact
abuse
•
Telemetry added to fleet
•
First impact after
installation used to
enforce accountability
•
Immediate reduction in
impacts
Telemetry Unit Annual Sales
Impact related cost
reduction of 90%
Telemetry system provides
vast amount of
operational and usage
data.
Identified right amount
and type of equipment,
leading to reduced
downtime and
improved productivity
Cost Reduction of Fleet
Optimization of Fleet
Within the first 6 months
** Company forecast
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
2013
2014
2015
2016
2017
2018
**
Data used for fleet
optimization & maintenance

Development of a Smart, Connected Ecosystem

Smart
Connected
Equipment
Integrated Service
and Automation
Lifecycle
Analytics
and
Insights
Clean,
consolidated
customer
interfaces
Integrated Solutions
Hydrogen fuel cells
Telematics solutions
Attachments
Automation
Customer Portal View
Dashboards
Telematics driven
Actionable insights
Fleet management
Parts order fulfillment
Service Integration &
Automation
Service event management
Fleet management
Mobile diagnostics
Lifecycle Analytics and Insights
Data analytics
Product development
Predictive maintenance (PdM)
Solutions that DRIVE Productivity

Industry
Focus
ER Freight
Special Truck Engineering (STE) Methodology and Process

Meet unique
customer
needs
Design & Verification
Production
Required Adjustments
Planning &
Requirements
STE Process
Objectives
Solutions that DRIVE Productivity

Productivity –
Right Equipment for Application

Paper*
Paper bale handling
Dusty
environment
-
24/5
Congested operations
Loads in and out of trailers
Hot and dusty
Varied sized and shaped loads
Application
Solution
Outcome
since 2014
Swing out mounting
Access to needed tools
Improve productivity
Special Attachment
25% increased throughput
Up to 61% less cost
Cooling package
Reversible fan
Extends cleaning intervals
Triple digit unit growth since 2014
Over 70% unit growth
since 2014
Significant Share Growth
Trucking*
Steel*
*EMEA market applications
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Our Investment in R&D
Lift Truck R&D Investment
$71
$70
$72
$78
$83
2014
2015
2016
2017
Est. 2018
2.6%
2.7%
2.9%
2.9%
2.7%
% of Revenue
$ in millions
•
Product Development Target -
2.5% of Sales
•
Actions to Achieve Target
Increase revenue
Modular architecture
India and China development centers
Process automation
Co-located suppliers

Solutions that DRIVE Productivity Cost of Ownership Summary 62 Industry Focus Customer Centric Low Cost of Ownership Application Fit – Modular Operational Integration Global Footprint

Grow in Emerging Markets Tony Salgado Senior Vice President, JAPIC, Hyster-Yale Group

64 Global Profile of Lift Truck Mix by Market Opportunity to Grow in Emerging Markets and Utility to Standard Product Segments Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Emerging
versus Mature
Lift Truck Market Size (Last 12 months)

NORTH AMERICA
278,230
WESTERN EUROPE
381,960
PACIFIC
24,120
JAPAN
86,890
MIDDLE EAST & AFRICA
33,650
INDIAN SUBCONTINENT
14,360
ASIA
66,025
CHINA
399,050
EASTERN EUROPE
81,650
LATIN AMERICA
19,590
BRAZIL
15,950
MATURE MARKETS 790,900
EMERGING MARKETS 630,275
M A R K E T   S I Z E   S U B –
T O T A L S
MEXICO
11,600
SOUTH AFRICA
8,100
Indicative Map Only: Company’s estimate of market type

Solutions that DRIVE Productivity
Lift Truck Market Growth Potential by Region

Emerging markets still have very low lift truck usage…
_____________________
Source: WITS. 2017 Orders Reports.
Population –
www.worldometers.info/world-populations by country
Lift Truck Market
(per million population)
Population
(in millions)
India SC
Asia
China
Pacific
Japan
MEA
Latin America
Eastern Europe
North America
Western
Europe
Variance 2014 to 2017
1,525
1,868
Brazil
9
69
273
560
676
28
76
268
693
840
78
0
0
209
830
1,410
41
127
292
361
450
436
Emerging Markets
Mature Markets

Competition is Re-Positioning

Top Global
Manufacturers
are increasing product
depth into utility and
standard product line-up
Top Chinese
Manufacturers
are increasing quality
and specification of
Utility and Standard
product line-up
Premium
Lift Truck Segment
Sub-Utility
Important to defend
and drive profitable
share gain in standard
and utility segments
Standard
Utility
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Benefits of Product Segment Positioning

Distinguish the
value of standard
and premium
segments
Increase global
market participation
Support exclusive &
independent dealer
network
Leverage
modular and
scalable design
approach
Deliver right tool for
right application
Product Segment
Positioning

Solutions that DRIVE Productivity
Enhance HY Position in Emerging Markets

Opportunity to Expand in Emerging Markets
_____________________
Source: Company: LTM 12/31/17 Units Shipped
Note:  Units sold direct by SN JV are not included
Product Breadth is Mature, Opportunity to Enhance Depth
Opportunity to Focus Development on Emerging Markets
Expand Production Capabilities to Serve Emerging Markets
Americas
EMEA
JAPIC
56%
82%
44%
18%
Global
HY
0%
20%
40%
60%
80%
100%
Emerging
Developed

Solutions that DRIVE Productivity
Building a Platform to Grow in Emerging Markets

•
Investing in 75% controlling interest in Zhejiang Maximal Forklift Co., Ltd.
•
Establishing China-based Emerging Market Development Center
Actions:
Impact:
•
Expand low-cost, global manufacturing capabilities
•
Enhance access to competitive component sourcing
•
Strengthen utility and standard product portfolio
•
Enhance presence in China market and global utility and standard segments
•
Increase core brand share, and global group unit volume
•
Deliver accretive earnings by 2020 and contribute to Company’s achievement of
7% operating profit margin*
*Estimate does not include the impact of the $10M incentive payout or any potential purchase price accounting adjustments recorded after acquisition

About Zhejiang Maximal Forklift Co., Ltd.

Source: Audited 2017 financials, Chinese
statutory report for all except bookings growth, which is
unaudited
•
Established in 2006 in Fuyang District
•
Founder & CEO:  Mr. JinHong Lu
•
600 employees and 1.4 million ft
2
office and factory
•
Original Equipment Manufacturer with design, manufacture, sales and service operations
•
Full production capabilities including fabrication, weld, paint & assembly
•
Domestic and export sales, with globally respected product, brand and distribution
2017 Performance
Volume:
6,765 units
Revenue:  $77M
Op Profit:  4.2%
13% Growth in Revenue
25% Growth in Bookings
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity Maximal Overview - Video 72

Solutions that DRIVE Productivity
Why Maximal

Best Value
Best Fit
Best Potential
•
Management
•
Culture
•
Local market experience
•
Production and design capability
•
Facilities and location
•
Brand and distribution network
•
Utility Counterbalance forklifts
•
Big Trucks
•
Rough Terrain forklifts
•
Side Loader forklift
Organization
Product
People

Solutions that DRIVE Productivity
Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd.

Investment of $90 Million
for 75% controlling interest
•
25% ownership to remain with seller and
new company CEO
•
HY will pay up to an additional $10 Million after
3 years as incentive to the seller
Closing planned
Q2 2018
Agreement signed
December 6, 2017
Anticipate to be accretive to earnings by 2020

Solutions that DRIVE Productivity
Near
Term
Synergy
Plan
-
Operations

•
Consolidate existing China
operations
•
Insource and expand
manufacturing
•
Leverage low cost sourcing
•
Introduce HY expertise
•
Implement HY best practices
Rationalize
Operations
Leverage Cost
Advantage
Improve
Operations
Enhance
Development
Expand
Products
Optimize
Distribution

Solutions that DRIVE Productivity
Rationalize
Operations
Leverage
Cost
Advantage
Improve
Operations
Expand
Products
Optimize
Distribution
Leverage local design expertise and
regional supply base to deliver right
specification at right price
Product Development for:
•
Emerging markets
•
Global utility and standard product
segments
Emerging Market
Development Center
Fuyang, China
Near
Term
Synergy
Plan
-
Development
Enhance
Development

Solutions that DRIVE Productivity
Near
Term
Synergy
Plan
-
Distribution

•
Maximize coverage
•
Maintain two channels to target
diverse markets
•
Optimize product line-up
•
Apply Hyster-Yale expertise to enhance
dealer performance
HY Independent
Global Distribution
Maximal Global
Distribution
Rationalize
Operations
Leverage Cost
Advantage
Improve
Operations
Enhance
Development
Expand
Products
Optimize
Distribution

Solutions that DRIVE Productivity
Key
Investments
–
First
5
Years

Finance
Cybersecurity
& Licences
Acquisition
Due Diligence
Business Processes
Audit & SOX
Factory Capacity
ERP System
Automation & Quality
Engineering
Core Compliance
Engineering
Compliance Investment
Capability Investment
People Investment
Sales

Solutions that DRIVE Productivity
Projected Investment Return Summary

Upside Case
Investment Case
2016
2017
2018
2019
2020
2021
2022
Impact on Global
Hyster-Yale Earnings
Investment case to deliver accretive
earnings with upside potential
Upside Opportunities
•
Expand
export and
aftermarket opportunities
Investment Case Synergy Considerations
•
Rationalize China production and purchasing
•
Include integration investments
*Graphic does not include impact of the $10M incentive payout or any potential purchase price accounting adjustments recorded after acquisition

Solutions that DRIVE Productivity
Summary

Drive global revenue
and absorption
through growth in unit
and aftermarket sales
China investment is fundamental to addressing demand in
emerging markets and shifts in product segment mix
Drive lower cost
production and
sourcing
Grow share in the
global emerging
markets and
standard and utility
segments
Critical component to long-term global growth
and acquire a strategic platform to:
Deliver a broader range
of competitive standard
and utility products
Support China-based
Emerging Market
Development Center

The Attachment Business Roberto Scotti President and Chief Executive Officer of Bolzoni 81

Solutions that DRIVE Productivity
Bolzoni Key Attachment Markets

A
complete
range
of
attachments
to
serve
material
handling
industries
in
the
area
of
forest
products,
food
and
beverage,
white
goods,
logistics,
chemistry,
automotive
and
many
others…

Solutions that DRIVE Productivity
Bolzoni Products

Paper Roll Clamps
Intelligent
and standard
Pulp & Waste Paper Bale
Clamps
Carton Clamps
Intelligent
and standard
Multi Pallet Handlers
Parallel Clamps
Push Pulls
Sideshifters and Fork positioners
Forks
Lifting Tables
Specialized
Products
Rotators

Solutions that DRIVE Productivity
LTM Q1 2018 –
Bolzoni Revenue
by Product Line

Other Revenues
4%
Forks
15%
Lift Table
5%
Attachments
76%
$ 186.8 M
Sales outside of Italy = 86.5% of 2017 Global Sales

Solutions that DRIVE Productivity
Bolzoni in the World

Manufacturing plants in Italy, Germany, Finland, United States and China
A wide network of direct branches and independent dealers covering all continents to satisfy all market requirements

Solutions that DRIVE Productivity

1945
1950s
1960-1975
1986
1989
1991
Bolzoni
foundation
(focus on
agricultural
machinery
production)
Attachments
market
entrance
(brick fork &
fork lift truck
attachments)
Foreign market
entrance
(first branch
opened in France)
Merging with
Teko
(lifting tables
and hand pallet
trucks)
USA market
entrance
(first manufacturing
plant opened in
Chicago)
Acquisition of
Elman
(Spanish
leader
for lift truck
attachments)
2001
2002
2010-2013
2006
2014
2016
Acquisition of
Auramo
Group
(leader in forest
products
handling
attachments)
Acquisition
of Brudi
(USA leader in
palletless
handling
attachments)
China
(fork production
plant in Hebei
and attachment
production plant
in Wuxi)
Acquisition of
Meyer Group
(German leader in lift
truck attachments).
Bolzoni SpA listing on
Italian Stock
Exchange
Auramo OY new
plant
(forest products
handling
attachments
production plant in
Finland)
Bolzoni Group
acquired by
Hyster-Yale
Bolzoni History

Solutions that DRIVE Productivity
Net
Sales
Trend
CAGR:
Years
2000
–
2017

€
43.2
€
76.2
€
78.9
€
75.1
€
84.0
€
94.7
€
107.1
€
145.6
€
141.1
€
76.9
€
93.5
€
115.8
€
119.1
€
121.2
€
119.9
€
138.3
€
137.6
€
157.7
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2000 –
2008
+13%
2009 –
2017
+9%
(1)
(2)
(3)
(1)  Includes (for 10 months) acquisition of Finnish company Auramo OY, leader in the market of paper bale clamps
(2)  Includes acquisition of Brudi
(3)  Sale of mast business

Solutions that DRIVE Productivity

The Concept
Strategy: Targeting Additional Customers, by Industry
Cultivate customers in certain end-user industry
segments to achieve preferred supplier status
Priority to EMEA Region and extension to America
and JAPIC in the second part of the year

Solutions that DRIVE Productivity
BEVERAGE
WHITE GOODS
3PLs
The Target Accounts
Dedicated
plan
for
each
country
Detailed
reporting
for
each
target
account’s
facility
PAPER
AUTOMOTIVE
Strategy: Targeting Additional Customers, by Industry

Solutions that DRIVE Productivity

…and many further
products to meet
the
customer demand
Strategy: New Product and Market Concept
Designed in Europe
Produced in China
STANDARD PRODUCT LINE TO MEET GLOBAL MARKET DEMAND
Develop Silver Line range
High quality
Very competitive price
Often sold against competitors’ refurbished product (buy new vs. buy used)

Solutions that DRIVE Productivity

SWING FRAME
PAPER ROLL CLAMP
2-1 PALLET HANDLER
FORK POSITIONER
CARTON CLAMP
WITH FORCE BALANCE
PAD/Patent pending
Strategy: Listen to Voice of Customer
NEW PRODUCTS FOR NEW APPLICATIONS
NEW PRODUCTS AT THE RIGHT TIME
CONTINUOUS INNOVATION

Solutions that DRIVE Productivity 92 Strategy: Align to Major Trends DEVELOP KNOW-HOW FOR AGV SYSTEMS Support to AGV manufacturers for product customization Learn from advanced experience

Solutions that DRIVE Productivity 93 USA – Homewood – IL FINLAND – Järvenpää GERMANY – Salzgitter ITALY – Piacenza CHINA – Wuxi CHINA – Hebei Strategy: Leveraging Focused Factories

Solutions that DRIVE Productivity
BOLZONI-AURAMO
(HEBEI)
–
CHINA
Increased capacity to 400,000 forks per year
Ability to meet special design requests
Three automated production lines

Strategy: Expand Fork Business
2012
2013
2014
2015
2016
2017
SALES
2017 vs 2016:
+82%

Solutions that DRIVE Productivity

BOLZONI-AURAMO
(WUXI)
–
CHINA
Increase product localization
to fit
Asian market
Manufacture parts and components for global factories
Lower global cost
Lower cost
Quicker
delivery time
Strategy: Expand China Localization

Solutions that DRIVE Productivity
BOLZONI AURAMO –
USA
Strategy: Expand Rapidly in US market
Enhance people capabilities
Produce a complete range of attachments
Enhance
local design capability
Expand production capacity
Increase spare parts management
Grow
the customer base
Create specific marketing plans by customer segment

Solutions that DRIVE Productivity
AURAMO OY –
FINLAND
Dedicated plant for paper roll clamps
Enhance sales coverage
Strengthen presence in US and China
Leverage program targeting new customers in the paper industry
Continuous new product innovation

Strategy: Enhance Sales of High-Value Paper Roll Clamps

Solutions that DRIVE Productivity

Strategy: Expand Capacity and Enhance Production Efficiency in Germany
MEYER GMBH –
GERMANY
Facility located in Europe’s largest forklift truck market
Dedicated plant for multiple-pallet handlers
Increase market share in Europe and worldwide
Leverage program targeting new customers in the beverage and automotive industries

Solutions that DRIVE Productivity
Strategy: Synergies with HY

Develop Bolzoni
as global supplier of
attachments & forks to
HY globally
Accelerate growth of
attachment business
in North America
Leverage Bolzoni
manufacturing
capacity
Achieve procurement
and logistics cost
savings
Increase sales of HY forklift &
Bolzoni attachments by creating
high-quality product package
GROWTH
Promote through HY
distribution system

Solutions that DRIVE Productivity

Lift
Truck
Manufacturers
–
OEM
Lift Truck & Material Handling Dealers
2017 CUSTOMER MIX
Strategy: Enhance Strong OEM Relationships
Managed as separate business segment
Separation to maintain OEM information
integrity
43%
57%
EUROPE
58%
AMERICAS
36%
ASIA 6%
OEM SALES BY REGION
OEM 1
29.4%
OEM 2
26.7%
OEM 3
21.5%
OEM 4
16.0%
OEM 5
3.6%
TOP 5 OEM CUSTOMERS

Solutions that DRIVE Productivity
Why Choose Bolzoni?

INTEGRATION SERVICES
STRONG TEAM
BROAD PRODUCT LINE
RIGHT PRODUCT FOR APPLICATION
GLOBAL MANUFACTURING LOCATIONS
OPERATIONAL EXCELLENCE
INDUSTRY FOCUS
AFTERMARKET SERVICES
CUSTOMERS
STRONG OEM RELATIONSHIPS

The Fuel Cell Business Jon Taylor President and Chief Executive Officer of Nuvera Fuel Cells 102

Solutions that DRIVE Productivity
Importance of Fuel Cell for Mobility Growing

Source:
KPMG
International
https://gaes.kpmg.de/brain.html#automotive-key-trends
Global Automotive Executive
Trends until 2025
Automotive key
trends
“Fuel cell electric
vehicles have
replaced battery
electric vehicles as
this year’s #1 key
trend until 2025”
2017
2014
Fuel cell electric mobility
#1
#7
Connectivity & digitalization
#2
#9
Battery electric mobility
#3
#10
Hybrid electric mobility
#4
#2*
Market growth in emerging marketing
#5
#1
Creating value out of big data
#6
#7*
Mobility-as-a-service
#7
#6
Autonomous & self-driving vehicles
#8
#11
Platform strategies
& standardization modules
#9
#2
Downsizing of internal combustion engines
#10
#3
*2016 rankings

Solutions that DRIVE Productivity
Trends in Alternative Energy

KPMG surveyed
Automotive
executives to
determine their
opinion on the
share between ICE,
Hybrids, BEV &
FCEV in 2030 and
2040.
FCEV
BEV
Hybrids
ICE
101.58M
122.66M
140.48M
90%
30%
24%
24%
21%
25%
24%
26%
25%
2020
2030
2040
Source: KPMG International’s Global Automotive Executive Survey 2018
https://gaes.kpmg.de/brain.html#automotive-key-trends
Note: Shares for 2020 are based on global production forecast for 2020. 2040 volumes are estimated on GAGR 2027-2032.  Both are as calculated by KPMG.

Solutions that DRIVE Productivity
Trends in Alternative Energy

Source:
Hydrogen
Council:
http://hydrogencouncil.com/wp-content/uploads/2017/11/Hydrogen-Scaling-up_Hydrogen-Council_2017.compressed.pdf
Fuel Cell
vehicles offer
the range and
refueling
capability
required for
mass
consumer
vehicles

Solutions that DRIVE Productivity
Trends in Alternative Energy

Today
2020
2025
2035
2040
2045
Source: Hydrogen Council:  http://hydrogencouncil.com/wp-content/uploads/2017/11/Hydrogen-Scaling-up_Hydrogen-Council_2017.compressed.pdf

Solutions that DRIVE Productivity
Business Focus

High technology fuel cell company
Integrator of fuel cell engines into lift trucks
Design of Fuel Cell Stacks
and Engines
Reliability
Growth
Engineering
Manufacture of Fuel Cell
Stacks and Engines
Sales &
Marketing to
OEM’s  and Partners
Development of
Hydrogen Compression
Technology & Products
Design of BBR and
Integrated Solutions
Reliability
Growth
Engineering
Manufacture of BBR and
Integrated Solutions
Sales &
Marketing
Product Support in Field

Solutions that DRIVE Productivity
Vision and Mission

Achieve
break-even
operating
profit by late
2019
Produce ~ 1,000
Nuvera® engines
quarterly at target
margins AND
leverage our
technology and
expertise through
partnerships
conversion of
existing
battery users
Our vision is to establish Nuvera as the preferred
provider of heavy-duty fuel cell engines to
zero-emissions mobility customers
Limitless Mobility
NUVERA MISSION:
…through
share gain of
existing fuel
cell users
and conversion
of existing IC
engine users

Solutions that DRIVE Productivity
Nuvera People: Fuel Cells are our Passion

170 Total Employees
Majority of employees cover technical
disciplines
Strengthening operations team
Supply Chain
Quality
Manufacturing
Sales & Marketing
Aftermarket support
Customer solutions
Strengthening Intellectual Property Portfolio
•
205 International patents granted
•
235 International patents pending
•
67 US patents granted
•
37 US patents pending
•
8 US Provisional patent applications pending
Strengthening Intellectual Property Portfolio
•
205 International patents granted
•
235 International patents pending
•
67 US patents granted
•
37 US patents pending
•
8 US Provisional patent applications pending
Focus:  Provide the best fuel cell
solution to our customers.
•
Technology
•
Design
•
Supply Chain
Focus:  Provide the best fuel cell
solution to our customers.
•
Technology
•
Design
•
Supply Chain
•
Cost
•
Quality
•
Aftermarket solutions

Solutions that DRIVE Productivity
Nuvera Fuel Cell Stack Heritage

First Stack
(1993)
Andromeda
TM
(2003 –
2011)
•
Metallic construction since 1993
•
Patented open flow field architecture
•
High power density
XDS-900
(2004 -
2011)
(2010 & ongoing)
(2019+)
Gen2

Lift Truck Power System Optimization: Cost and Robustness

Target
Product
Cost
and
Robustness
•
Approximately 40% reduction in costs by 2019
•
Double MTBF (mean time between failure)
Driven by
•
Strengthening supply chain
•
Internal process improvements
•
Product design and architecture
Solutions that DRIVE Productivity
2017
1H-18
2H-18
1H-19
2H-19
Cost
MTBF

Solutions that DRIVE Productivity
Organization and people
High power, efficient and durable
Simplification & robust operation
Right product/right cost
Nuvera
Fuel Cell Engine Design Principles

Focus on core competencies
Leverage technology attributes
Optimize engine design
Industry & application focus

Solutions that DRIVE Productivity Strategic Focus 113 BBR and Integrated Lift Truck Solution Large OEM’s Integrators

Solutions that DRIVE Productivity

Business Development Approach
Nuvera
L3
Fuel
Cell
Hybrid
Vehicle
L2
Fuel Cell Engine
L1
Fuel Cell Module
L0
Fuel Cell Stack
L3
Fuel Cell Hybrid
Vehicle
L2
Fuel
Cell
Engine
L1
Fuel Cell Module
L0
Fuel Cell Stack
Integrators
OEM’s
•
Speed to
Market
•
Close to customer
•
Quality Control
•
Control of IP
•
Long term partnership
•
Custom design and development
•
IP Transfer/ sharing
•
Economies of scale

IC
Engine
Transmission
Air
Filter
Traditional IC Engine Vehicle
Electric / Fuel Cell
FC
Engine
DC/DC
Fuel Cell Engine Solutions
Refueling
3-10 minutes

Engine
Clean
Fuel
Clean Air
Power
Nuvera Engine
System Integration
Solutions that DRIVE Productivity
Air
Filter

Solutions that DRIVE Productivity
Automotive
Lift Trucks
Industrial
Fleets
Fuel Cell Deployment Strategy
Potential Annual Volume and Nuvera Fit*
Stack Optimization
Engine Integration
Power Modules
Experience
Knowledge
Technology
Low
Medium
High

10,000 –
50,000
3,000-10,000
Degree of Fit
*Company Estimates
Nuvera’s
Fit
100,000+

Solutions that DRIVE Productivity 117 Fuel Cell Commercialization Pathway 100,000+ 10,000 – 50,000 3,000-10,000 Strong supply chain Robust design Economies of scale Experience Knowledge Technology

Solutions that DRIVE Productivity
Expansion of Product Line

Demonstration in critical port
application in California
Performance benefits
•
Metal plates –
higher durability
•
High power density
•
Open flow field –
improved fuel efficiency
Modular, easily integrated solution
2019 Heavy duty engine
Leverage experience from
HY supply
Scale up manufacturing
capability
Planned localization for
China market
(post-2019)
Shown: Hyster 1150HD CH ICE configuration

Solutions that DRIVE Productivity
Future Non-Lift Truck Growth Opportunities

Heavy duty applications
Port equipment
Delivery vehicles
Buses
China market entry
Market research
Local industry engagement
Engaging System Integrator(s)
OEM
product evaluation
Low cost sourcing

Solutions that DRIVE Productivity
China Market Research and Engagement

Engaged China-based market research and segmentation study
•
Significant government incentives driving market interest
•
Several companies are early entrants, but market open to other partners
•
Nuvera technology is a strong fit at a competitive cost
Engaging with the Chinese Hydrogen Fuel Cell Industry and Businesses
China Central
Government Roadmap
2020
2025
2030
Vehicles
Deployed
5,000
Public Transport
50,000
Public Transport
Private Application
1 million
Total Units
Hydrogen Fueling Stations
100
300
1,000
•
Attended the Second China International Hydrogen & Fuel Cell 2017 Conference and Exhibition
•
Attended
the
8
China
International
New
Energy
Vehicle
2018
Forum
th

Solutions that DRIVE Productivity
At
At Lift Truck Business
The Nuvera
Plan 2018 +

•
Further develop engines for the lift truck market
•
Utilize Reinstated US Tax Credit
•
Introduce higher-power engines to enter new markets
•
Leverage EU growth opportunities
•
Leverage OEM / Integrators opportunities in China
•
Strengthen backlog
•
Further develop supply chain
•
Introduce higher power engines to enter new markets
•
Launch Orion® 2 fuel cell stack with increased power
density and lower cost
•
Target break even by late 2019
•
Achieve profitability at or above Hyster-Yale target
economics over longer term
•
Complete product line-up of Battery Box
Replacements (BBR)
•
Integrate FC engines into higher-capacity lift trucks
•
Start production at Greenville, NC plant
•
Continue to engage independent dealers in sales,
marketing and service
•
Continue to focus on reducing product costs to
target
•
Expand into EMEA and JAPIC markets
•
Achieve profitability at or above Hyster-Yale target
economics over longer term

Financial Overview Ken Schilling Senior Vice President and Chief Financial Officer Hyster-Yale Materials Handling / Hyster-Yale Group

Solutions that DRIVE Productivity
Results for 2017 Consolidated vs. 2016 Full Year
($ in millions)

_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.
(2)
ROTCE adjusted to exclude the impact of new U.S. tax reform legislation.  The calculation reflects an unfavorable adjustment to income of $16.6m at Lift Truck, $1.6m at Nuvera and $0.2m at Bolzoni. See reconciliation to GAAP measures in the Financial Appendix starting on page 151.
(3)
These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
HY
HY
Lift Truck
(3)
Bolzoni
(3)
Nuvera
(3)
2017
2016
Variance
Revenues
$2,723.8
$177.2
$3.7
$2,885.2
$2,569.7
$315.5
Gross Profit
$450.5
$54.8
($2.1)
$502.6
$427.5
$75.1
Operating Expenses
($338.3)
($48.4)
($39.9)
($426.6)
($392.6)
($34.0)
Operating Profit (Loss)
$112.2
$6.4
($42.0)
$76.0
$34.9
$41.1
Net Income (Loss)
$71.8
$3.9
($26.7)
$48.6
$42.8
$5.8
EBITDA
(1)
$170.6
$17.6
($35.1)
$152.5
$82.1
$70.4
ROTCE
(1)(2)
17.3%/21.0%
(2)
2.8%/2.9%
(2)
n/m
During 2017 Hyster-Yale’s business units returned year over year growth from full-year 2016.

Solutions that DRIVE Productivity
Results for Q1 2018 Consolidated vs. Q1 2017
Hyster-Yale’s business units are at different stages, which makes the variance best understood by individual business unit
($ in millions)

_____________________
(1)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.
(2)
These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
HY
HY
Lift Truck
(2)
Bolzoni
(2)
Nuvera
(2)
Q1 2018
Q1 2017
Variance
Revenues
$743.3
$51.2
$0.3
$788.2
$713.1
$75.1
Gross Profit
$116.1
$17.0
($0.9)
$132.1
$126.1
$6.0
Operating Expenses
($89.5)
($14.3)
($9.1)
($112.9)
($103.5)
($9.4)
Operating Profit (Loss)
$26.6
$2.7
($10.0)
$19.2
$22.6
($3.4)
Net Income (Loss)
$20.7
$1.9
($7.3)
$14.9
$18.1
($3.2)
EBITDA
(1)
$38.0
$5.6
($9.1)
$34.4
$36.3
($1.9)

Solutions that DRIVE Productivity
        HY
        HY
Variance in
        2017
       Q1 2018
% Revenue
Revenues
$2,885.2
$788.2
Sales Growth %
12.3%
10.5%
vs. 2016
vs. Q1 2017
Gross Profit
$502.6
$132.1
% of Revenue
17.4%
16.7%
(0.7%)
Operating Expenses
($426.6)
($112.9)
% of Revenue
14.8%
14.3%
0.5%
Operating Profit
$76.0
$19.2
Operating Proft Margin %
2.6%
2.4%
(0.2%)
Margin / OPEX Leverage
($ in millions)

Gross profit percent declined
due to unit margin
compression related to
material price inflation
Operating expenses continue
to grow consistent with
strategic programs
Beginning to gain leverage
on revenue growth

Solutions that DRIVE Productivity
Lift Truck Summary

Q1 2018
Q1 2017
Variance
Revenues
$743.3
$672.2
$71.1
Gross Profit
$116.1
$112.9
$3.2
Operating Expenses
($89.5)
($83.1)
($6.4)
Operating Profit
$26.6
$29.8
($3.2)
Net Income
$20.7
$22.3
($1.6)
EBITDA
(1)
$38.0
$40.1
($2.1)
Key Metrics:
Operating Profit Margin%
3.6%
4.4%
(0.8%)
Adjusted LTM ROTCE
(1)(2)
20.8%
18.6%
2.2%
Net Working Capital
$388.3
$321.6
$66.7
Financial Results
Trends
•
Lift Truck business focused on increasing
unit volumes and market share through
continued implementation of strategic
initiatives
•
Strong volume performance
•
Price increases not fully offsetting material
cost inflation and tariff impact in short term
$672.2
$743.3
Q1 2017
Q1 2018
Revenue
23.3
24.8
Q1 2017
Q1 2018
Units
+10.6%
($ in millions)
+6.4%
(thousands)
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.
(2)
ROTCE adjusted to exclude the impact of new U.S. tax reform legislation.  The calculation reflects an unfavorable adjustment to income of $16.6m at the Lift Truck business. See reconciliation to GAAP measures in the Financial Appendix starting on page 151.

Solutions that DRIVE Productivity
Bolzoni
Summary

($ in millions)
Financial Results
Trends:
•
Bolzoni continues investment in strategic
growth programs
•
Global attachment volume driven by new
Class 1, 4 & 5 forklift truck volumes
•
Strengthening presence outside EMEA will
generate higher than market growth rates
$181.0
$197.1
$685.2
$796.3
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
Counterbalanced (Class 1, 4 & 5) Market Unit Volume
16.2% GROWTH
Worldwide
LTM Q1 18
Worldwide
LTM Q1 17
EMEA
LTM Q1 17
EMEA
LTM Q1 18
(In thousands)
8.9%
GROWTH
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.
(2)
ROTCE adjusted to exclude the impact of new U.S. tax reform legislation.  The calculation reflects an unfavorable adjustment to income of $0.2m at
Bolzoni. See reconciliation to GAAP measures in the Financial Appendix starting on page 151.
_____________________
Source: WITS.  LTM 3/31/18
Orders Reports.
Bolzoni
Bolzoni
Q1 2018
Q1 2017
Variance
Revenues
$51.2
$41.6
$9.6
Gross Profit
$17.0
$13.8
$3.2
Operating Expenses
($14.3)
($11.5)
($2.8)
Operating Profit
$2.7
$2.3
$0.4
Net Income
$1.9
$1.5
$0.4
EBITDA
(1)
$5.6
$5.2
$0.4
Key Metrics:
Operating Profit Margin %
5.3%
5.5%
(0.2%)
Adjusted LTM ROTCE
(1)(2)
3.1%
1.2%
1.9%
Net Working Capital
$58.3
$44.8
$13.5

Solutions that DRIVE Productivity
Nuvera Summary

Nuvera
Nuvera
Q1 2018
Q1 2017
Variance
Revenues
$0.3
$2.6
($2.3)
Gross Profit
($0.9)
($0.6)
($0.3)
Operating Expenses
($9.1)
($8.9)
($0.2)
Operating Loss
($10.0)
($9.5)
($0.5)
Net Loss
($7.3)
($5.7)
($1.6)
EBITDA
(1)
($9.1)
($9.0)
($0.1)
Key Metrics:
Countries of Distribution
3

1

2

BBR Shipments
71

29

42

($ in millions)
Financial Results
Trends
•
Enhanced growth opportunities driven by U.S.
and China tax and government policy
•
Focused on achieving break even product cost
•
Development projects’ scope tightly focused
on fuel cell stacks and engines
0
5000
10000
15000
20000
25000
2012
2013
2014
2015
2016
2017*
Long-term CAGR (2012 –
2017) = 28.8%*
Total
Market
-
Installed
BBRs
(units)
*Company estimate
_____________________
(1)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.

Consolidated Key Financial Metrics

Working Capital, Cash Flow and
Capitalization
LTM
3/31/18
Year Ended
12/31/17
Variance
Fav/(Unfav)
Working Capital
(1)
$463.1
$461.0
($2.1)
LTM Cash Flow before Financing
(2)
$44.0
$117.4
($73.4)
Adjusted
LTM Cash Flow before Financing
(3)
$44.0
$37.4
$6.6
Cash
$228.1
$220.1
$8.0
Debt
$283.4
$290.7
$7.3
Equity
$608.0
$572.4
$35.6
Debt to Total Capitalization
(4)
32%
34%
2%
($ in millions)
•
Working Capital continues to be efficiently managed at increased sales volume
•
Cash flow affected by one-time AP recovery in the Americas of $80m
•
Improved Cash, Debt and Capitalization at 2018 Q1 over 2017 year end performance
Solutions that DRIVE Productivity
(1) Working Capital is defined as Accounts Receivable plus Inventory less Accounts Payable.
(2) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities for the respective period.
(3) Adjusted LTM Cash Flow before Financing excludes approximately $80m impact of unplanned systems-related acceleration of supplier payments in December 2016. Adjusted Cash Flow before Financing is a non-GAAP measure and should not be considered in isolation or as a substitute for

GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 151.
(4) Debt to Total Capitalization is defined as Debt divided by the sum of Debt plus Equity at the end of the period.

Solutions that DRIVE Productivity
Hyster-Yale Use of Cash Priorities

Return Cash to Stockholders
Investments in Adjacent or Complementary Businesses
Investments in Fuel Cell Business
Investments in Share Gain Programs
Investments in Lift Truck & Attachments Businesses
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses
Investments
to
commercialize
Nuvera’s
fuel
cell technology

Solutions that DRIVE Productivity
Key Capital Investments

0.0
10.0
20.0
30.0
40.0
50.0
60.0
2013
2014
2015
2016
2017
Est. 2018*
Bolzoni
Nuvera
New Brazil Plant
SAP & CRM/CPQ
Core Forklift Investments
Capital expenditures directed to support key HY lift truck initiatives along with development of Nuvera and Bolzoni products and facilities
*
Excluding Maximal

Solutions that DRIVE Productivity
Maximal Acquisition
•
Timing: Targeted Q2 2018 closing
•
Acquisition Price: $90m for 75% ownership stake
•
2017 Performance
*
–
6,765 unit volume; $77m revenue; 4.2% operating profit margin
•
Additional Incremental Expenses
–
$5-10m spend in 2018/early 2019
–
80% operating expense vs. 20% capital expenditures
–
Up to $10m earn out over three-year period
•
Timing of impact to HY:
–
2018/2019: Slightly decremental
to EPS as Chinese production consolidation, IT integration
program and additional product development/transfers/introductions are placed in service
–
Post 2019: Expect incremental to EPS as production ramp up and IT programs are completed

*
Audited 2017 Chinese statutory results

Solutions that DRIVE Productivity
Dividend Growth

Annual
Dividends
Amount Paid in Total
and Annualized
$ Per Share
(total $ in millions)
($ per share annualized)
Share Repurchase Program: Approximately 694,700 Class A shares repurchased for $49.8m during 2013 and 2014.
(1) Dividend decisions are made quarterly by HY’s Board of Directors.  The above graph assumes the continuation of a quarterly dividend in Q3 and Q4 2018 similar to the new rate established in Q2 2018.
Q3-4
(1)
Dividend
Strong continuing dividend support and growth
$17.8
$18.4
$19.2
$19.8
$5.0
$1.00
$1.05
$1.10
$1.15
$1.20
$1.25
$1.30
$0
$3
$6
$9
$12
$15
$18
$21
$24
2014
2015
2016
2017
Est. 2018
$5.15m to
be paid
6/15/18

Solutions that DRIVE Productivity
2018 Earnings Perspective  -
Lift Truck Business

Unit and Parts
Volumes
FY 2018: Overall global lift
truck market expected to
grow modestly in 2018
compared to 2017.
Expected unit and parts
revenue increases driven
by continued investments
in HY's strategic
initiatives.
Currency
FY 2018: No change
from strong US
dollar scenario
forecasted.
Net
Income/
EBITDA
FY 2018: Net
income in 2018 is
expected to
increase
substantially over
2017 as a result of
the absence of the
tax adjustments
made in 2017 for
the U.S. tax reform
legislation.
Income Taxes
FY 2018: Global Lift
Truck effective income
tax rate expected to be
in the range of 23% to
26% in 2018 based on
expected mix of
earnings.
Operating
Profit
FY 2018: Expected
increase in revenues,
mostly offset by material
cost inflation and higher
operating expenses, is
expected to result in a
modest increase in
operating profit in 2018
compared with 2017.

Solutions that DRIVE Productivity
2018 Earnings Perspective  -
Bolzoni
Attachment Business

Revenues
FY 2018: Bolzoni
expects revenues in
2018 to increase
compared with 2017
as a result of
anticipated growth in
both the Americas and
EMEA and continued
implementation of
sales enhancement
programs.
Net Income/
EBITDA
FY 2018:  Expected
operating leverage
from sales growth and
continued
implementation of
several key strategic
programs expected to
generate substantial
growth in 2018 net
income compared with
2017.
Income Taxes
FY 2018: Tax rates
consistent with prior
year.
Operating Profit
FY 2018: Expected
operating leverage
from sales growth
and continued
implementation of
several key strategic
programs expected
to generate
substantial growth
in 2018 operating
profit compared
with 2017.
Currency
FY 2018: No change
from strong US dollar
scenario expected.

Solutions that DRIVE Productivity
2018
Earnings
Perspective
-
Nuvera
Fuel Cell
Business

Revenues
FY 2018: Nuvera
expects demand to
continue to increase
throughout the year.
Net Loss/
EBITDA
FY 2018: The net
loss in 2018 is
expected to be
comparable to 2017
due to smaller tax
benefit .
The Company's
current target is to
achieve break-even
by late 2019.
Income Taxes
FY 2018: A smaller
tax benefit is
expected to be
realized on Nuvera's
losses due to a lower
effective income tax
rate under the new
U.S. tax reform
legislation.
Operating Loss
FY 2018: Operating
loss in 2018 is
expected to decrease
compared with 2017,
especially in Q4, and
moderate more
substantially over
2019.
Product
Development and
Launch Expenses
FY 2018: Cost base
expected to fall due to
substantial cost
reductions secured on
future purchases of
core components.
Further cost
reductions expected
in 2019 from
improved designs and
higher volumes.

Solutions that DRIVE Productivity
Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target over
the medium term
Maintain ROTCE
> 20%
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 3/31/18 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
3.8%
Margin
Variances
1.2%
Volume
Variances*
2.0%
Manufacturing
variances/other
0.3%
Operating Expenses
1.7%
Lift Truck Operating Profit Margin % Gap
3.2%
Lift Truck Operating Profit Margin % Target
7.0%
*Expected to achieve with annual sales of 115,000 HY-produced lift truck units, excluding trucks sold by Maximal.

Solutions that DRIVE Productivity
HY Lift Truck Incremental Volume Leverage

Incremental Units Produced
+5,000 Trucks
Sales
$186m
Gross Profit
$37m
Operating
Expenses
$16m
Operating Profit
$21m
Incremental Operating
Profit %
11.0%
As we make progress toward the 115,000 unit production levels, HY Lift
Truck will generate significant incremental operating profit contribution.

Solutions that DRIVE Productivity
Lift Trucks Sold
124,000
Lift Trucks Produced in HY plants
115,000
Revenues
$3,920
Gross Profit
$725
Operating Expenses
$450
Operating Profit
$275
Operating Margin
7.0%
Target Economics
HY Lift Truck
Target is to move from significant loss to break even
in late 2019 then on towards significant profitability
in the long term
Importance of volume growth to
reaching target operating margin
Nuvera
Expect to exceed 7% operating profit
target as programs mature
Bolzoni

Prospects for Volume Growth Alfred Rankin Chairman, President and CEO Hyster-Yale Materials Handling Chairman Hyster -Yale Group

Key Perspectives to Emphasize

Global markets
expected to be strong
for next several years
Investments
to
expand HY’s product
and solutions portfolio
and geographic
breadth and depth
Core lift truck
programs
aim to
trigger organic growth
through intensified
industry focus
Nuvera
remains a
venture business with
developed technology;
break even by late
2019
Solutions
that
DRIVE
Productivity

Solutions that DRIVE Productivity
One Set of Strategies, Different Priorities for Execution

Americas
HYG Position: Strong
Full execution of strategies
Significant investment to
enhance share
Increased dual-brand
coverage
Europe,
Middle East, Africa
HYG Position :Moderate
Industry and customer solutions
Low cost of ownership
Distribution enhancements
JAPIC
HYG Position: Varies
Acquisition and partnership
Emerging Market
Development Center
Distribution strengthening

Solutions that DRIVE Productivity
Key Developments Since Last Investor Day

Nuvera strategy
implementation –
clear focus
Bolzoni fully
integrated and
performing well
Improved financial
performance in core lift
truck business
Developments in
automation and key
product platforms
Industry focus with new
sales and marketing
organizations
Solid base for expansion
in developing markets
being established

Solutions that DRIVE Productivity Long-Term Focused, not Short-Term Oriented 144 Investing for the Future Leverage, but also control, our expense structure With the ability to

Solutions that DRIVE Productivity Operating profit margin With adequate volume growth, the Lift Truck business can achieve Committed to Lift Truck Financial Targets 145

Solutions that DRIVE Productivity
With
Lift
Truck
Performance
Supplemented
by
Acquisitions

*
* Acquisition of 75% of Maximal announced in December 2017. As of the date of this presentation, the acquisition has not yet closed.

Solutions that DRIVE Productivity
Valuation Approach Needs to Vary By Business

Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Fuel Cell Business
Fuel Cell Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

Solutions that DRIVE Productivity
A Solid Investment Option

HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital

Solutions that DRIVE Productivity Questions? ir@hyster-yale.com Subject: Investor Day Question 149

Solutions that DRIVE Productivity Appendix Appendix

Solutions
that
DRIVE
Productivity
Non-GAAP Disclosure
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
EBITDA
is
defined
as
income
(loss)
before
asset
impairment
charges,
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Adjusted
Return
on
Total
Capital
Employed
(“ROTCE”)
is
defined
as
net
income
(loss),
as
reported,
before
interest
expense,
after
tax
and
before
the
impact
of
U.S.
Tax
Reform
legislation,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
Adjusted
Cash
Flow
before
Financing
is
defined
as
cash
from
operating
activities
less
cash
from
investing
activities,
excluding
the
approximately
$80m
impact
of
an
unplanned
systems-related
acceleration
of
supplier
payments
in
December
2016.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Non-GAAP Reconciliation

Solutions that DRIVE Productivity
($ in millions)
Year Ended December 31
Qtr.
Qtr.
Consolidated
2013
2014
2015
2016
2017
3/31/2017
3/31/2018
3/31/2018
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      109.8
$        74.7
$        42.8
$          48.6
18.1
$
14.9
$
$          45.4
Nuvera asset impairment
-
-
-
-
4.9
-
-
4.9
Noncontrolling interest income (loss)
0.2
0.4
0.4
(0.5)
0.3
-
-
0.3
Income tax provision (benefit)
17.2
39.9
29.4
(4.0)
44.9
6.2
4.9
43.6
Interest expense
9.0
3.9
4.7
6.7
14.6
1.8
4.0
16.8
Interest income
(1.8)
(1.1)
(1.5)
(2.0)
(3.6)
(0.3)
(0.8)
(4.1)
Depreciation and amortization expense
30.2
29.7
28.9
39.1
42.8
10.5
11.4
43.7
EBITDA
$      164.8
$      182.6
$      136.6
$        82.1
$        152.5
36.3
$
34.4
$
150.6
$
Trailing
12 Months
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
($ in millions)
Year Ended December 31
Qtr.
Qtr.
Lift Truck
2013
2014
2015
2016
2017
3/31/2017
3/31/2018
3/31/2018
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      111.2
$        89.3
$         66.9
$         71.8
22.3
$
20.7
$
$          70.2
Noncontrolling interest income (loss)
0.2
0.4
0.4
(0.5)
(0.4)
(0.1)
(0.1)
(0.4)
Income tax provision
17.2
40.7
39.4
12.2
59.4
9.4
6.8
56.8
Interest expense
9.0
3.9
4.7
6.9
13.9
1.6
3.8
16.1
Interest income
(1.8)
(1.1)
(1.5)
(3.0)
(3.7)
(0.3)
(0.8)
(4.2)
Depreciation and amortization expense
30.2
29.6
27.3
28.1
29.6
7.2
7.6
30.0
EBITDA
$      164.8
$      184.7
$      159.6
$       110.6
$       170.6
40.1
$
38.0
$
$        168.5
Trailing
12 Months

Solutions that DRIVE Productivity
Non-GAAP Reconciliation (continued)

($ in millions)
Qtr.
Qtr.
Nuvera
2014
2015
2016
2017
3/31/2017
3/31/2018
3/31/2018
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$       (14.6)
$       (23.8)
$       (26.7)
(5.7)
$
(7.3)
$
$       (28.3)
Nuvera asset impairment
-
-
-
4.9
-
-
4.9
Noncontrolling interest income
-
-
-
-
-
-
-
Income tax benefit
(0.8)
(10.0)
(15.8)
(15.3)
(3.8)
(2.7)
(14.2)
Interest expense
-
-
-
-
-
-
-
Interest income
-
-
-
-
-
-
-
Depreciation and amortization expense
0.1
1.6
1.5
2.0
0.5
0.9
2.4
EBITDA
$         (2.1)
$       (23.0)
$       (38.1)
$       (35.1)
(9.0)
$
(9.1)
$
$       (35.2)
Trailing 12
Months
Year Ended December 31
($ in millions)
Bolzoni
2016
2017
3/31/2017
3/31/2018
3/31/2018
Reconciliation of EBITDA
Net income attributable to stockholders
$                    (0.3)
3.9
$
1.5
$
1.9
$
4.3
$
Noncontrolling interest income
-
0.7
0.1
0.1
0.7
Income tax provision (benefit)
(0.4)
1.0
0.6
0.5
0.9
Interest expense
0.8
0.8
0.2
0.2
0.8
Interest income
-
-
-
-
-
Depreciation and amortization expense
9.5
11.2
2.8
2.9
11.3
EBITDA
$                      9.6
17.6
$
5.2
$
5.6
$
18.0
$
Trailing 12
Months
9 Months Ended
December 31
Year Ended
December 31
Qtr.
Qtr.
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income
(loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
that
DRIVE
Productivity
Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the
Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
Average Stockholders' Equity (12/31/17, 9/30/17, 6/30/17, 3/31/17, and 12/31/16)
$518.8
$571.4
$21.3
$117.7
Average Debt (12/31/17, 9/30/17, 6/30/17, 3/31/17, and 12/31/16)
247.9
205.6
2.2
49.0
Average Cash (12/31/17, 9/30/17, 6/30/17, 3/31/17, and 12/31/16)
(161.3)
(325.2)
(0.2)
(10.9)
Average capital employed
$605.4
$451.8
$23.3
$155.8
Net income (loss)
$48.6
$71.8
$(26.7)
$3.9
Plus: Interest expense, net
11.0
10.2
-
0.8
Less: Income taxes on interest expense, net at 38%
(4.2)
(3.9)
-
(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$55.4
$78.1
$(26.7)
$4.4
Plus:  Income tax
expense impact of U.S. Tax Reform
38.2
36.4
1.6
0.2
Less:
U.S. Tax Reform impact on equity earnings
(19.8)
(19.8)
-
-
$73.8
$94.7
$(25.1)
$4.6
Actual return on capital employed percentage
9.2%
17.3%
n/m
2.8%
Adjusted return on capital employed percentage
12.2%
21.0%
n/m
2.9%
($ in millions)
(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $75.6 million in Nuvera.  Investment numbers are based on a 5-point average.
12/31/17
12/31/17
12/31/17
12/31/17
Adjusted return on capital employed = Actual return on capital employed less impact of U.S. tax reform
Reconciliation of Return on Total Capital Employed / Adjusted Return on Capital Employed (ROTCE)

Solutions
that
DRIVE
Productivity
Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
LTM 3/31/18
Average Stockholders' Equity (3/31/18, 12/31/17, 9/30/17, 6/30/17 and 3/31/17)
$546.2
$601.4
$19.2
$123.1
Average Debt (3/31/18, 12/31/17, 9/30/17, 6/30/17 and 3/31/17)
262.3
219.3
2.3
48.9
Average Cash (3/31/18, 12/31/17, 9/30/17, 6/30/17 and 3/31/17)
(198.3)
(366.8)
(0.2)
(11.1)
Average capital employed
$610.2
$453.9
$21.3
$160.9
Net income (loss)
$45.4
$70.2
$(28.3)
$4.3
Plus: Interest expense, net
12.7
11.9
-
0.8
Less: Income taxes on interest expense, net at 38%
(4.8)
(4.5)
-
(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$53.3
$77.6
$(28.3)
$4.8
Plus:  Income tax
expense impact of U.S. Tax Reform
38.2
36.4
1.6
0.2
Less:
U.S. Tax Reform impact on equity earnings
(19.8)
(19.8)
-
-
Adjusted return on capital employed = Actual return on capital employed less impact of U.S. tax reform
$71.7
$94.2
$(26.7)
$5.0
Actual return on capital employed percentage
8.7%
17.1%
n/m
3.0%
Adjusted return on capital employed percentage
11.7%
20.8%
n/m
3.1%
($ in millions)
Reconciliation of Return on Total Capital Employed / Adjusted Return on Capital Employed (ROTCE)
(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $80.4 million in Nuvera.  Investment numbers are based on a 5-point average.

Solutions
that
DRIVE
Productivity
Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
Reconciliation
of
Return
on
Total
Capital
Employed
/
Adjusted
Return
on
Capital
Employed
(ROTCE)
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
LTM 3/31/17
Average Stockholders' Equity (3/31/17, 12/31/16, 9/30/16, 6/30/16 and 3/31/16)
$489.6
$525.0
$12.9
$101.3
Average Debt (3/31/17, 12/31/16, 9/30/16, 6/30/16 and 3/31/16)
144.1
111.5
2.4
57.1
Average Cash (3/31/17, 12/31/16, 9/30/16, 6/30/16 and 3/31/16)
(76.7)
(216.4)
-
(8.8)
Average capital employed
$557.1
$420.2
$15.3
$149.7
Net income (loss)
$50.9
$75.5
$(25.8)
$1.2
Plus: Interest expense, net
5.5
4.5
-
1.0
Less: Income taxes on interest expense, net at 38%
(2.1)
(1.7)
-
(0.4)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$54.3
$78.3
$(25.8)
$1.8
Actual return on capital employed percentage
9.7%
18.6%
n/m
1.2%
($ in millions)
(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $47.4 million in Nuvera.  Investment numbers are based on a 5-point average.

Solutions that DRIVE Productivity
Cash Flow before Financing Calculation

Consolidated
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
2013
2014
2015
2016
2017
3/31/2018
3/31/2018
Reconciliation of Cash Flow before Financing
$152.9
$100.0
$89.4
$(48.9)
$164.7
$28.5
$91.2
Net cash used for investing activities
(26.1)
(44.4)
(31.3)
(145.1)
(47.3)
(7.0)
(47.2)
Cash Flow before Financing
$126.8
$55.6
$58.1
$(194.0)
$117.4
$21.5
$44.0
Impact
of accelerated supplier payments
-
-
-
80.0
(80.0)
-
-
Adjusted Cash Flow before Financing
$126.8
$55.6
$58.1
$(114.0)
$37.4
$21.5
$44.0
Net cash provided by (used for) operating activities

Alfred M. Rankin, Jr.
Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling
Chairman,
Hyster-Yale Group
Biography

Mr. Rankin became Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling, Inc. in September 2012 and has
been Chairman of Hyster-Yale Group, Inc. since October 2008.  Mr. Rankin has also guided NACCO Industries since May 1994.  In
September 2017, he retired as President and Chief Executive Officer of NACCO when NACCO spun-off its housewares-related businesses as Hamilton Beach Brands Holding Company.  In October 2017, Mr. Rankin became Non-Executive Chairman of the Board of NACCO and
Executive Chairman of the Board of Hamilton Beach Brands Holding Company.  He joined NACCO as President and Chief Operating Officer in April 1989 and became President and Chief Executive Officer in May 1991.  Prior to joining NACCO, he was Vice Chairman, Chief
Operating Officer, and a Director of Eaton Corporation, a position he had held since April 1986. Previous to that, he had served successively as President of Eaton's Materials Handling and Industrial Groups, and as Executive Vice President - Operations. Prior to his
fifteen years at Eaton, Mr. Rankin worked for McKinsey and Company, a management consulting firm.
Mr. Rankin received a Bachelor of Arts degree, magna cum laude, in Economics and a Juris Doctor degree from Yale University. Mr. Rankin is a director of Hyster-Yale Materials Handling, NACCO Industries, Hamilton Beach Brands Holding Company and the National Association
of Manufacturers. He is a trustee and former Chairman of the Board of University Hospitals of Cleveland, Trustee of the Cleveland
Museum of Art, and trustee of the Musical Arts Association. He is a former director of The Vanguard Group, Goodrich
Corporation, Standard Products, and Reliance Electric, and a former director and Chairman of the Board of the Fourth District Federal
Reserve Bank.
Solutions that DRIVE Productivity

Solutions that DRIVE Productivity
Colin Wilson
President and Chief Executive Officer,
Hyster-Yale Group
Biography

Colin Wilson became President and Chief Executive Officer of Hyster-Yale Group in September 2014 and is charged with providing the strategic vision and global leadership that keeps Hyster-Yale Group moving forward, a role for which he has spent much of his career preparing. Mr. Wilson has over 40 years of experience in the materials handling industry. He began his career in 1970 with Coles Cranes in
Sunderland, England, where he worked in production engineering, marketing, product management and overseas licensing. After time with a compressor company and a European lift truck competitor, Mr. Wilson joined Hyster-Yale Group (formerly NACCO Materials Handling
Group) in 1988 as European Sales and Marketing Director for the Yale® brand. From here, he moved into the role of Managing Director of
Yale Europe before being named President of Yale Materials Handling Corporation, based in Flemington, New Jersey, in 1995. In 2002,
Mr. Wilson was appointed President of Hyster-Yale Group's Americas operations and three years later became Vice President and Chief
Operating Officer of Hyster-Yale Group. Most recently, prior to becoming President and Chief Executive Officer, Mr. Wilson served as
Hyster-Yale Group’s President and Chief Operating Officer since November 2013.
Mr. Wilson graduated with a Bachelor of Science Degree in Mechanical Engineering, with highest honors, from the University of
Sunderland. Mr. Wilson recently served on the Executive Committee and Board of Directors of the Industrial Truck Association of
America (ITA), is the past chairman and current board member of the Materials Handling Institute of America (MHI) and has also served as a member
of the
Material Handling Equipment Distributors Association’s Board of Advisors (MHEDA) and as President of the British
Industrial Truck Association (BITA). Mr. Wilson served on the Board of Directors of the local Boys and Girls Clubs in North Carolina and currently serves on the Board of Directors of the Cleveland Boys and Girls Club and on the Board of Directors of Cleveland Playhouse.

Solutions that DRIVE Productivity
Rajiv K. Prasad
Chief  Product and Operations Officer
As Chief  Product and Operations Officer, Mr. Prasad guides all aspects of the Hyster-Yale Group product development, manufacturing and supply chain. His ultimate responsibility is to ensure that the products and innovations introduced by Hyster-Yale Group address customer needs fully and efficiently. Prior to February 2018, Mr. Prasad was Senior Vice President, Global Product Development,
Manufacturing and Supply Chain Strategy. His career in product development began in 1986 with Ford Motor Company. In 1999, he joined Lear Corporation, taking on positions with greater responsibility, before moving to International Truck and Engine Corporation where he served as Vice President of Global Product Development. Mr. Prasad joined Hyster-Yale Group (formerly NACCO Materials
Handling Group) in 2007 where he has guided developments that have included introduction of the new Electric Rider Platform. He holds a Bachelor’s Degree in Electrical/Electronic Engineering and a Master’s Degree in Advanced Vehicle Concepts from Loughborough
University, in Leicestershire, UK.
Biography

Solutions that DRIVE Productivity
Anthony J. Salgado
Senior Vice President, JAPIC
Biography

Mr. Salgado joined Hyster-Yale Group in 2016 as Senior Vice President, responsible for the company’s businesses and interests in the Japan,
Asia Pacific, India and China regions. Prior to joining the group, Mr. Salgado held the role of Vice President and Corporate Officer of
Unicarrers Corporation (formerly Nissan Forklift), and President of the Americas Division.  During his 15 years with UniCarriers/Nissan, his experience also included leadership roles in quality, manufacturing, and aftermarket operations, including the role of Vice President, manufacturing operations. During this time, Mr. Salgado was also a member of the Industrial Truck Association Board of Directors and
Executive Committee.  His previous roles included positions with GE Appliances and GE Capital in Six Sigma and Quality leadership roles, as well serving as a Lieutenant in the United States Navy, completing a tour as Surface Warfare Officer aboard the USS Fort McHenry, and another as the Executive Officer of the US Navy Ceremonial Guard in Washington, DC. Mr. Salgado holds a Bachelors of Science degree in
Aerospace Engineering from the United States Naval Academy.

Solutions that DRIVE Productivity
Roberto Scotti
President
and
Chief
Executive
Officer
of
Bolzoni
S.p.A.

Biography
Roberto Scotti obtained his high school diploma in mechanical engineering in 1970.  From 1970 to 1973 he attended the faculty of Mechanical Engineering at the University of Milan.  From 1973 to 1979 Mr. Scotti was Sales Manager for Bolzoni.  In
1980 he left Bolzoni and founded Teko S.r.l., a company manufacturing lifting tables and hand pallet trucks (later merged into
Bolzoni) of which he was C.E.O. until 1987.  After this merger, Mr. Scotti became C.E.O. of Bolzoni and since then he has held the position of C.E.O. of Bolzoni and many other companies of the Bolzoni Group.  He has been the promoter of the great expansion of the group worldwide and the acquisition of the important group brands.  After the acquisition by the Hyster-Yale
Group in 2016, he was appointed President and Chief Executive Officer of Bolzoni S.p.A.

Solutions that DRIVE Productivity
Jon Taylor
President and Chief Executive Officer of Nuvera Fuel Cells
Biography

Mr. Taylor became President and Chief Executive Officer of Nuvera Fuel Cells in April 2015. Previously, Mr. Taylor was the Interim CEO
of Nuvera from December 2014 and Vice President, Business Development and Financial Planning and Analysis from September
2014.  Prior to September 2014, he served as Director Corporate Strategy, Financial Planning and Analysis since 2008.  Mr. Taylor also serves on the Board of Directors for the Company’s joint venture in Japan, Sumitomo-NACCO Material Handling Group.  From 1993 to
2008, Mr. Taylor served in various accounting, finance and marketing roles at Hyster-Yale Group (formerly NACCO Materials Handling
Group) in both the Corporate and European Headquarters. Mr. Taylor has a B.S. in Business Finance from the University of Utah and an
MBA in International Business from the University of Washington.  He also completed international study programs at Cambridge
University and the Cranfield Institute of Technology in the U.K. He has represented Hyster-Yale on the Industry Trade Advisory
Committee for Automotive Equipment and Capital Goods, and is a former member of the Pacific Northwest International Trade
Association. Mr. Taylor is a longtime volunteer classroom teacher for Junior Achievement.

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Kenneth C. Schilling
Senior Vice President, Chief Financial Officer
Biography

Mr. Schilling oversees public financial reporting, accounting, tax compliance and strategies, treasury activities and investor relations at
Hyster-Yale. Most recently, Mr. Schilling was Vice President and Chief Financial Officer of Hyster-Yale and Hyster-Yale Group, positions he held from September 2012 and October 2008, respectively, to August 2014. Previously, Mr. Schilling was Vice President and
Controller of NACCO Industries from May 1997 to September 2012. Mr. Schilling joined NACCO Industries in 1991 as Tax Manager. In
1995, he was promoted to NACCO Industries Manager of Tax and Budgeting and became Controller in 1996. Prior to joining NACCO
Industries, Mr. Schilling worked at Arthur Anderson LLP as Tax Manager from 1985 to 1991. Mr. Schilling received his Bachelor of
Science degree in Accounting from Miami University in 1982 and obtained his Juris Doctor degree from The Ohio State University School of Law in 1985. Mr. Schilling is a Certified Public Accountant in the State of Ohio and was also admitted to the practice of law in the
State of Ohio in 1985. He is a member of the American Institute of CPAs, Financial Executives International, The Manufacturers Alliance
for Productivity and Innovation - CFO Council and the Cleveland Metropolitan Bar Association.

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Christina Kmetko, CPA, IRC
Investor Relations
Biography

Ms. Kmetko is the President and Owner of Evergreen Consulting & Associates, L.L.C., formed in January 2010, which provides investor relations support to Hyster-Yale Materials Handling, Inc. and NACCO Industries, Inc. (Hyster-Yale’s previous parent company).  Prior to forming Evergreen Consulting, Ms. Kmetko spent more than six years with NACCO Industries, Inc. as the Manager of Finance responsible for all aspects of investor relations activities.  Prior to joining NACCO, Ms. Kmetko was Director of Accounting and External Reporting for
Agilysys, Inc. (f.k.a., Pioneer Standard Electronics, Inc.)., a distributor of enterprise computer technology products and solutions located in
Solon, Ohio, a position she held since January 2002. From August 2000 until January 2002, she was Director of External Reporting of Pioneer
Standard Electronics.  From December 1991 to July 2000 Ms. Kmetko held various positions of increasing responsibility in the audit practice of Arthur Andersen LLP in Cleveland, Ohio.
Ms. Kmetko received a Bachelor of Science degree in Accounting, with highest honors, from The University of Akron in 1991, and earned a
Certificate in Investor Relations from The University of California at Irvine in June 2007. Ms. Kmetko is a Certified Public Accountant and
received her certification in the State of Ohio in 1994. Ms. Kmetko is also an Investor Relations Charter professional, a credential she earned in April 2016. Ms. Kmetko is a member of the National Investor Relations Institute (NIRI), the NIRI Senior Roundtable, the Manufacturers’
Alliance and Productivity Initiative (MAPI) – Investor Relations Council, the Ohio Society of Certified Public Accountants, the American
Institute of Certified Public Accountants and the Financial Executives Institute (FEI).  She is also a member of the Board of Directors of the
Cuyahoga Valley Scenic Railroad, and a member of the Finance Committee of Providence House, both located in Cleveland, Ohio.

Solutions that DRIVE Productivity
Hyster founded in
Portland Oregon
as the Willamette
Ersted
Company
1929
1944
1959
Company name
officially changed
to Hyster
Company
First Hyster
container
handling
trucks
1875
1920
Yale  Lock
Mfg. broadens
its scope into
materials
handling
Yale and Towne
launched a new
battery powered
low-lift platform
truck
1963
Yale forklift truck
business merges
with Eaton Mfg.
Industrial Truck
Division
1950
Yale added gas,
LP gas and
diesel-powered
fork lift trucks to
its range
Hyster introduces
the famous
Monotrol®
pedal
1971
Yale forges a
partnership
with
Sumitomo Ltd
2011
2011
NMHG
introduces the
UTILEV
®
lift
truck for the
utility segment
of the market
2016
2016
1985
Yale acquired
by NACCO
Industries
1989
Hyster
acquired
by NACCO
Industries
NMHG renamed
Hyster-Yale Group
HY completes
acquisition of 100%
of Bolzoni
S.p.A.
The History of Hyster-Yale and its brands

1989
1989
2012
2012
Hyster-Yale
formed as
independent
public company
following spin-
off by NACCO
2014
2014
NMHG, HY’s
operating
company,
acquires Nuvera
to enter the fast-
growing hydrogen
fuel cell market
Hyster and Yale
merge to form
NACCO
Materials
Handling Group
(NMHG)
Dec. 2017
Dec. 2017
HY announces
pending
acquisition of a
75% interest in
Zhejiang Maximal
Forklift Company
Limited

Solutions that DRIVE Productivity
Nuvera History

•
Formed April, 2000
•
Over
20
years
of
hydrogen
and
fuel
cell
experience
•
Certified: ISO 9001, 14001, OHSAS 18001
2004
2012
2003
Hess buys out Arthur D. Little
2004
Renault invests
2008
Hess buys out Renault and De Nora
2000
2000
Arthur D. Little, De Nora and
Hess establish Nuvera
2016
2008
2014
NMHG Acquires Nuvera from Hess
Headquarters, Billerica MA
EU Offices and Testing Facilities, San Donato, Italy
2016
NMHG Renamed HYG
Subsidiary of